SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 2, 2003

                                ---------------


                          GENERAL MARITIME CORPORATION
             (Exact name of registrant as specified in its charter)

 Republic of the Marshall Islands        001-16531              06-159-7083
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)


          35 West 56th Street
           New York, New York                                         10019
  (Address of principal executive offices)                          (Zip code)



       Registrant's telephone number, including area code: (212) 763-5600

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                          GENERAL MARITIME CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page
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Item 7.     Exhibits.........................................................3

Item 9.     Regulation FD Disclosure.........................................3

Signature....................................................................4




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Item 7.  Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press Release, dated May 2, 2003, entitled "General Maritime Corporation Appoints New Chief Financial Officer"

Item 9.  Regulation FD Disclosure.

      On May 2, 2003, General Maritime Corporation, a Marshall Islands corporation, issued a press release announcing the appointment of William Viqueira as its new Chief Financial Officer. A copy of General Maritime Corporation's press release is attached hereto as Exhibit 99.1.




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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 5, 2003                               GENERAL MARITIME CORPORATION


                                          By: /s/ Peter C. Georgiopoulos
                                              --------------------------------
                                              Peter C. Georgiopoulos
                                              Chairman, President and Chief
                                              Executive Officer




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